UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

Karat Packaging Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40336	83-2237832
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)

6185 Kimball Avenue, Chino, CA 91708

(Address of principal executive offices) (Zip Code)

(626) 965-8882

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Certain Officer; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Employment Agreement with the Chief Revenue Officer

On October 5, 2023, Karat Packaging Inc. (the "Company") entered into an employment agreement with Daniel Quire to serve as Chief Revenue Officer of the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Quire will be paid an annual salary of $250,000 ("Base Salary") and will be eligible for an annual bonus upon the discretion of the Compensation Committee.

Pursuant to the Employment Agreement, Mr. Quire will be an at-will employee of the Company. If Mr. Quire is terminated with Cause (as defined in the Employment Agreement), the Company will provide Mr. Quire the following compensation, in accordance with the terms of the Employment Agreement: (a) any accrued but unpaid Base Salary and accrued but unused vacation; (b) reimbursement for unreimbursed business expenses properly incurred; and (c) employee benefits, including equity compensation, if any, to which she may be entitled to. If Mr. Quire is terminated without Cause but for Good Reason (as defined in the Employment Agreement), the Company will provide Good Cause all compensation stated above in (a)-(c).

The foregoing summary of the terms of the Employment Agreement with Mr. Quire does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, a copy of which is included as Exhibit 10.1 to this report, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1+	Employment Agreement, dated October 5, 2023, between Karat Packaging Inc. and Daniel Quire, Chief Revenue Officer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2023	KARAT PACKAGING INC.

	By:	/s/ Jian Guo
Jian Guo
Chief Financial Officer

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